                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
         14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                            MESA LABORATORIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                             MESA LABORATORIES, INC.
                             12100 West Sixth Avenue
                            Lakewood, Colorado 80228
                            Telephone: (303) 987-8000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      To Be Held Friday, December 12, 2003

To the Shareholders:

     PLEASE  TAKE  NOTICE  that  the  Annual  meeting  of  Shareholders  of Mesa
Laboratories,  Inc. (the  "Company")  will be held at the  Company's  offices at
12100 West Sixth Avenue, Lakewood,  Colorado 80228, on Friday, December 12, 2003
at 9:30 AM.

     1.   To elect four  directors to hold office for the term  specified in the
          Proxy  Statement or until their  successors are elected and qualified;
          and

     2.   To  transact  such other  business  as may  properly  come  before the
          Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on October 24, 2003, as the record date for the  determination of shareholders  entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

     A Proxy  Statement,  which  describes the foregoing  proposal and a form of
Proxy, accompany this Notice.

                                          By Order of the Board of Directors

      Dated:  October 27, 2003            Steven W. Peterson
                                          Secretary

                                    IMPORTANT

Whether or not you expect to attend the  Meeting,  you are urged to execute  the accompanying proxy and return it promptly in the enclosed reply envelope,  which requires no postage. Any shareholder granting a proxy may revoke the same at any time prior to its exercise. Also, whether or not you grant a proxy, you may vote in person if you attend the Meeting.

                             MESA LABORATORIES, INC.
                             12100 West Sixth Avenue
                            Lakewood, Colorado 80228

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held Friday, December 12, 2003

                              SOLICITATION OF PROXY

     The accompanying  proxy is solicited on behalf of the Board of Directors of
Mesa  Laboratories,  Inc.  (the  "Company")  for use at the  Annual  Meeting  of
Shareholders of the Company to be held on Friday,  December 12, 2003, and at any adjournment  or  adjournments  thereof.  In  addition  to the use of the  mails, proxies may be  solicited  by personal  interview,  telephone  or  telegraph  by officers,  directors  and other  employees of the Company,  who will not receive additional  compensation  for  such  services.  The  Company  may  also  request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material  to the  beneficial  owners of stock held of record and will  reimburse such persons for forwarding such material at the rates suggested by the New York
Stock Exchange.  The Company will bear the cost of this solicitation of proxies.
Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about October 27, 2003.

     Execution and return of the enclosed proxy will not affect a  shareholder's right to attend the Meeting and to vote in person.  Any shareholder  executing a proxy  retains  the  right to  revoke it at any time  prior to  exercise  at the
Meeting.  A proxy may be revoked by delivery of written  notice of revocation to the  Secretary of the Company,  by execution and delivery of a later proxy or by voting the  shares in person at the  Meeting.  A proxy,  when  executed  and not revoked,  will be voted in  accordance  with the  instructions  thereon.  In the absence of specific  instructions,  proxies will be voted by the person named in the proxy "FOR" the election as directors of those  nominees  named in the Proxy
Statement and in accordance with his best judgment on all other matters that may properly come before the Meeting.

     The enclosed proxy provides a method for shareholders to withhold authority to  vote  for  any  one or more of the  nominees  for  director  while  granting authority  to vote for the  remaining  nominees.  The names of all  nominees are listed on the proxy.  If you wish to grant  authority to vote for all  nominees, check the box marked  "FOR".  If you wish to withhold  authority to vote for all nominees,  check the box marked "WITHHOLD".  If you wish your shares to be voted for some  nominees  and not for one or more of the others,  check the box marked
"FOR" and indicate the name(s) of the  nominee(s)  for whom you are  withholding the authority to vote by writing the name(s) of such  nominee(s) on the proxy in the space provided.

                               PURPOSE OF MEETING

     As stated in the Notice of Annual Meeting of Shareholders accompanying this
Proxy  Statement,  the business to be conducted and the matters to be considered and acted upon at the Meeting are as follows:

     1.   To elect four directors to hold office for the term  specified  herein or until their successors are elected and qualified; and

     2.   To  transact  such other  business  as may  properly  come  before the
          Meeting or any adjournment or adjournments thereof.

                                VOTING AT MEETING

     The voting securities of the Company consist solely of common stock, no par value per share (the "Common Stock").

     The record date for  shareholders  entitled to notice of and to vote at the
Meeting is the close of business on October 24, 2003,  at which time the Company had outstanding and entitled to vote at the meeting  3,046,638  shares of Common
Stock.  Shareholders  are entitled to one vote, in person or by proxy,  for each share of Common Stock held in their name on the record date.

     Shareholders  representing a majority of the Common Stock  outstanding  and entitled to vote must be present or represented by proxy to constitute a quorum.
The election of directors will require the affirmative  vote of the holders of a majority of the Common Stock present or  represented by proxy at the Meeting and entitled to vote thereon.  Cumulative voting for directors is not authorized and proxies cannot be voted for more than four nominees.

                                 STOCK OWNERSHIP

     The following table sets forth the number of shares of the Company's common stock owned  beneficially as of March 31, 2003 (unless otherwise noted), by each person known by the Company to have owned beneficially more than five percent of such shares then outstanding, by each officer and director of the Company and by all of the Company's  officers and directors as a group.  This information gives effect to securities deemed  outstanding  pursuant to Rule 13d-3(d)(1) under the
Securities Exchange Act of 1934, as amended. As far as is known to management of the  Company,  no  person  owns  beneficially  more  than  five  percent  of the outstanding  shares of common  stock as of March  31,  2003  except as set forth below.

                                                                Percentage of
Name of Beneficial             Amount and Nature of           Class Beneficially
      Owner                    Beneficial Ownership                 Owned
----------------------         --------------------           ------------------

Luke R. Schmieder (1)                 355,967 (2)                   11.4
Steven W. Peterson (1)                 66,050 (3)                    2.1
Paul D. Duke (1)                      127,466 (4)                    4.1
H. Stuart Campbell (1)                 78,000 (5)                    2.5
Michael T. Brooks (1)                  21,200 (6)                    0.7
FMR Corp. (9)                         297,600 (7)                    9.6

All officers and                      648,683 (8)                   20.5
directors as a group (5 in number)

(1)  The business address is 12100 West Sixth Avenue, Lakewood, Colorado 80228.
(2)  Includes 10,000 shares which Mr.  Schmieder has the right to acquire within
     60 days by exercise of stock options.
(3)  Includes  11,500 shares which Mr.  Peterson has the right to acquire within
     60 days by exercise of stock options.
(4)  Includes  6,000  shares  which Mr. Duke has the right to acquire  within 60 days by exercise of stock options.
(5)  Includes  22,000 shares which Mr.  Campbell has the right to acquire within
     60 days by exercise of stock options.
(6)  Includes  20,000 shares which Mr. Brooks has the right to acquire within 60 days by exercise of stock options.
(7)  Based upon  information  set forth in schedule 13G filed by FMR Corp.  with the Securities and Exchange  Commission  dated February 14, 2003.  Fidelity
     Management & Research  Company  ("Fidelity"),  a wholly owned subsidiary of
     FMR Corp., is the beneficial  owner of 297,600 shares as a result of acting as investment advisor to several investment companies. The ownership by one investment  company,  Fidelity  Low-Priced Stock Fund,  amounted to 297,600 shares.  Mr.  Edward C.  Johnson  3d, FMR  Corp.,  through  its  control of
     Fidelity, and the aforementioned investment companies each has the power to dispose of the 297,600 shares.
(8)  Includes 69,500 shares which the officers and directors of the Company as a group  have the  right  to  acquire  within  60 days by  exercise  of stock options.
(9)  The business address is 82 Devonshire Street, Boston, MA 02109.

                               BOARD OF DIRECTORS

     The  Board of  Directors  has the  responsibility  for  establishing  broad corporate policies and for the overall  performance of the Company,  although it is not  involved in  day-to-day  operating  details.  The Board meets  regularly throughout the year,  including the annual  organization  meeting  following the
Annual Meeting of Shareholders, to review significant developments affecting the
Company and to act upon matters requiring Board approval.  It also holds special meetings as required from time to time when  important  matters arise  requiring
Board action between scheduled meetings.  During the last fiscal year, the board met four times.

     The Board of Directors has established Compensation and Audit Committees to devote  attention to specific  subjects and to assist it in the discharge of its responsibilities.  The functions of these committees, their current members, and the number of meetings held during the last fiscal year are described below.

     The Compensation  Committee  consists of Messrs.  Campbell and Brooks.  Its function  is to  recommend  the  compensation  to be paid to the  President  and certain  other  employees,  and for the  development  of  policies  on  employee compensation and benefits. The Compensation Committee met once during the fiscal year ended March 31, 2003.

     The Audit  Committee  consists of Messrs.  Campbell  and Brooks.  The Audit
Committee  operates under a written  charter  adopted by the Company's  Board of
Directors.  The functions of the Audit  Committee are to appoint the independent public  accountants  of the Company on an annual  basis,  discuss and review the scope and the fees of the  prospective  annual  audit  and  review  the  results thereof with the independent  public  accountants,  review and approve non-audit services of the independent public accountants,  review compliance with existing major accounting and financial  policies of the Company,  review the adequacy of the financial organization of the Company and review management's procedures and policies relative to the adequacy of the Company's internal  accounting controls and compliance with federal and state laws relating to accounting practice.  The
Audit Committee met two times during the fiscal year ended March 31, 2003.

     The Company does not have a nominating committee. The functions customarily attributable  to a nominating  committee are performed by the Board of Directors as a whole.

     No director  attended  fewer than 75 percent of the  aggregate of the total number of meetings of the Board of  Directors  and the total  number of meetings held by all committees of the Board on which he served.

     Each  non-employee  director will be compensated  separately for service on the Board and is reimbursed  for expenses to attend Board  meetings.  Members of the Audit and Compensation Committees are not compensated separately for service on those  committees.  In addition,  non-employee  directors  participate in the
Outside  Director Stock Option Plan. See "Executive  Compensation - Compensation
of Directors."

                              ELECTION OF DIRECTORS

     At the Meeting,  four  directors  are to be elected.  Each director will be elected for a one-year term or until his successor is elected and qualified.

      Shares represented by properly executed proxies will be voted, in the absence of contrary indication therein or revocation thereof by the shareholder granting such proxy, in favor of the persons named below as directors, to hold office for the term stated in the preceding paragraph.  The person named as proxy in the enclosed proxy has been designated by management and intends to vote for the election to the Board of Directors of the persons named below, each of who is now a director of the Company.  If the contingency should occur that any such nominee is unable to serve as a director, it is intended that the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate.  Management knows of no reason why any nominee would be unable to serve.  The information presented herein with respect to the nominees was obtained in part from the respective persons, and in part from the records of the Company.

Nominees for Election as Directors

Name and Address          Age         Office                        Term Expires(1)
----------------          ---         ------                        ------------

Luke R. Schmieder         60          President, Chief Executive       2003
12100 West Sixth Avenue                Officer, Treasurer and
Lakewood, Colorado                     Director

Paul D. Duke              61          Director                         2003
12100 West Sixth Avenue
Lakewood, Colorado

H. Stuart Campbell        73          Director                         2003
12100 West Sixth Avenue
Lakewood, Colorado

Michael T. Brooks         54          Director                         2003
12100 West Sixth Avenue
Lakewood, Colorado

(1)  The term of office of each officer of the Company is at the  discretion  of the Board of Directors.

 Luke R. Schmieder, President, Chief Executive Officer, Treasurer and Director

     Mr.  Schmieder  attended Ohio State  University and Ohio University  taking courses in mechanical  engineering and business  management.  Mr.  Schmieder was employed from 1970 to 1977 by Cobe Laboratories,  Inc. (manufacturer of dialysis and cardiovascular  equipment and supplies) as a designer and process controller on various  projects.  From 1977 to 1982, Mr.  Schmieder served as president and principal of a consulting company for product and process development  primarily in the medical  field.  Mr.  Schmieder has served as president and a director of the Company since its inception in March 1982.

Paul D. Duke, Director

     Mr. Duke received his initial  medical  training  while on active duty with the United States Navy and while  attending the University of Alabama.  Mr. Duke was employed from 1965 to 1969 by the  University of Alabama  Medical  Center as
chief hemodialysis  technician and was employed by Cobe Laboratories,  Inc. from
1969 to 1973 as field  service and training  technician.  From 1973 to 1979,  he served in  various  capacities  for  Cordis  Dow  Corporation  (manufacturer  of pacemakers and hemodialysis  equipment and supplies),  including sales,  product management, European training manager and national service manager. From 1980 to
1982,  Mr. Duke served as  proprietor  and  president  of a  consulting  company specializing in medical  marketing,  sales,  service and training.  Mr. Duke has served as vice  president  and a director of the Company  since its inception in
1982.  At March 31, 2002,  Mr. Duke retired from his position as Vice  President and now devotes such time as is necessary to the affairs of the Company.

H. Stuart Campbell, Director

     Mr.  Campbell   received  his  Bachelor  of  Science  degree  from  Cornell
University in 1951.  From 1960 through  September  1982, Mr.  Campbell served in various  capacities  for  Johnson  &  Johnson  and  Ethicon,  Inc.,  a  domestic subsidiary  of Johnson & Johnson.  From 1977 through  September  1982,  he was a
Company  Group  Chairman  with  Johnson & Johnson and served as Chief  Executive
Officer  and  Chairman  of the  Board  of  Directors  of eight  major  corporate subsidiaries.  Mr. Campbell owned and served as an officer of Highland Packaging
Labs, Inc., Somerville,  New Jersey (contract packaging business) until its sale
in  2002.   He  also   serves  as  a  director  of  Atrix   Laboratories,   Inc.
(pharmaceutical and contract research and development company). Mr. Campbell has served as a director of the Company  since May 1983 and devotes  such time as is necessary to the affairs of the Company.

Michael T. Brooks, Director

     Mr.  Brooks  received his  Bachelor of Arts in History  from Ohio  Wesleyan
University  in 1971.  While  pursuing  a career in fluid  power,  he  received a
Masters in Business  from the  University  of Denver in 1983.  Mr. Brooks was an independent  manufacturer's  representative  from  1982 - 1985 at which  time he purchased an interest in Fiero Fluid Power which he presently owns and operates.
Fiero Fluid Power is a  Rep/Distributor  selling  pneumatic and  instrumentation equipment.  He has been a director since October,  1998 and devotes such time as is necessary to the affairs of the Company.

     Based  solely  upon  a  review  of  Forms  3 and 4 and  amendments  thereto furnished  to the  Company  pursuant  toss.240.16a-3(e)  during its most  recent fiscal year and Forms 5 and  amendments  thereto  furnished  to the Company with respect to its most recent fiscal year, and any written  representation from the reporting  person  (as  hereinafter  defined)  that no Form 5 is  required,  the
Company is not aware of any person who, at any time during the fiscal year,  was a director,  officer,  beneficial owner of more than ten percent of any class of equity  securities  of the  Company  registered  pursuant  to  Section 12 of the
Exchange Act  ("reporting  person"),  that failed to file on a timely basis,  as disclosed in the above Forms,  reports required by Section 16(a) of the Exchange
Act during the most recent fiscal year or prior fiscal years.

THE BOARD OF DIRECTORS  RECOMMENDS TO THE SHAREHOLDERS  THAT THEY VOTE "FOR" THE
ELECTION OF SUCH NOMINEES.

                             EXECUTIVE COMPENSATION

     The following table, and its accompanying  explanatory footnotes,  includes annual and long-term  compensation  information on the Company's Chief Executive
Officer and Chief  Financial  Officer for  services  rendered in all  capacities during the fiscal years ended March 31, 2003, March 31, 2002 and March 31, 2001.
No other executive officer received total annual salary and bonus for the fiscal year ended March 31, 2003 in excess of $100,000. SUMMARY COMPENSATION TABLE

Name and Principal Position    Fiscal Year    Salary    Bonus(1)    Options Granted    Other Comp

L. Schmieder, CEO               2003         $113,885   $19,066          4,000           $3,742
                                2002         $108,985   $11,928          4,000           $3,100
                                2001         $106,867   $10,400          4,000           $3,150

S. Peterson, CFO                2003         $ 84,528   $16,228          4,000           $2,824
                                2002         $ 80,190   $ 9,619          6,000           $2,628
                                2001         $ 75,317   $ 7,400          6,000           $2,683
------

(1)  Reflects  bonus earned in fiscal  year,  but paid in the  following  fiscal year.

     The following  summary table sets forth  information  concerning  grants of stock  options made during the fiscal year ended March 31, 2003 to the Company's
Chief Executive Officer and Chief Financial Officer.

Option Grants in Last Fiscal Year

                          Percent of Total
              Options     Options Granted       Exercise       Expiration
Name          Granted     in Fiscal Year        Price             Date
----          -------     --------------        -----             ----

L. Schmieder   4,000           5%               $5.91         October 15, 2012
S. Peterson    4,000           5%               $5.91         October 15, 2007

Compensation of Directors

     On October 3, 1996,  the  Company  adopted a new  nonqualified  performance stock option plan for the benefit of the Company's outside  Directors.  The plan provides that the outside  Directors  will receive  grants to be determined  and approved by the Company's  inside directors and not to exceed 20,000 options per year per director.  Under the terms of the plan, the options are exercisable for a term of ten years, and during such term are exercisable as follows:  25% after each year,  and 100%  anytime  after the fourth  year until the end of the tenth year.  The  purchase  price  of the  common  stock  will be equal to 100% of the closing bid price of the common stock on the over-the-counter market on the date of grant.

     On October 16, 2002, Mr. Brooks and Mr. Campbell,  outside directors,  were granted options to purchase 4,000 shares of common stock at $5.91 per share. Mr.
Duke, a director who retired from his position as an executive  officer in March
2002,  was  granted  6,000  shares  of  common  stock at $5.91  per  share.  Mr.
Schmieder,  the Company's  inside director was granted options to purchase 4,000 shares of common stock at a price of $5.91 per share.

     Currently,  all outside  directors  receive cash compensation of $1,000 for each  Board  of  Directors  meeting  attended  in  person,  and  $300  for  each teleconference Board of Directors meeting attended.

Incentive Stock Option Plans

     The Company has adopted three incentive stock option plans, approved by the shareholders of the Company in September  1984,  October 1989 and November 1993,
respectively,  for  the  benefit  of the  Company's  employees.  The  plans  are administered  by the  non-participating  members of the Board of Directors,  who select the optionees and determine the terms and  conditions of the stock option grant.  The exercise  price for options  granted  under the plans cannot be less than the  fair  market  value of the  stock at the date of grant or 110% of such fair market value with respect to options granted to any optionee who holds more than 10% of the Company's  common stock.  Options are not exercisable  until one year after the date of grant and expire five years after the date of grant.  All outstanding  options  are  subject to vesting  provisions  whereby  they  become exercisable over a four-year period.  The plans authorize options to purchase up to 200,000, 300,000 and 300,000 shares of common stock, respectively.

     On October 21, 1999, the Company adopted a new stock compensation plan. The purpose of the plan is to encourage ownership of the Common Stock of the Company by certain officers, directors, employees and certain advisors of the Company in order to provide incentive to promote the success and business of the Company. A total of 300,000  shares of Common Stock have been  reserved for issuance  under the plan and are subject to terms as set by the  Compensation  Committee  of the
Board of Directors at the time of grant.

     As of March 31,  2003,  options to purchase a total of 323,295  shares were outstanding,  at exercise prices ranging from $3.75 to $7.00 per share. Further, as of March 31,  2003,  options to  purchase  an  aggregate  of  223,371  shares remained  available for grant under the Company's  stock option plans.  The plan adopted in September  1984 was terminated  effective June 1, 1993.  Options were granted  during the fiscal year ended March 31, 2003,  pursuant to the Company's incentive  stock option  plans,  to each of the  Company's  executive  officers.
Options to purchase  4,000 shares at $5.91 per share were granted to Mr.  Steven
W. Peterson,  Vice  President-Finance.  Mr. Luke R.  Schmieder,  President,  was
granted options to purchase 4,000 shares at $5.91 per share.

Retirement Plan

     The Company has adopted a 401(k) plan for the benefit of its  officers  and employees. Subject to certain restrictions, a participant may defer up to 15% of their gross  compensation  into the plan. The Company currently matches up to 6%
of the participant's contribution at a rate of 50% of the contribution. The plan also allows for additional contributions by the Company at its discretion.

                 RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUTANTS

     Ehrhardt Keefe Steiner & Hottman PC, Denver, Colorado, conducted the audits of the  Company's  accounting  records  since  1986 and the  Board of  Directors expects to engage the same firm to audit the  Company's  accounting  records for the fiscal year ending March 31, 2004.

     A  representative  of Ehrhardt  Keefe  Steiner & Hottman PC will attend the
Annual Meeting of Shareholders and will have the opportunity to make a statement if  he  so  desires.  This  representative  will  be  available  to  respond  to appropriate shareholder questions at that time.

AUDIT FEES

     Ehrhardt  Keefe Steiner & Hottman PC's fees for the  Company's  2003 annual
audit  and  reviews  of  the  Company's  quarterly  financial   statements  were
approximately $39,700.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ehrhardt  Keefe  Steiner & Hottman PC did not render  any  services  to the
Company  in 2003 with  respect  to  financial  information  systems  design  and implementation.

ALL OTHER FEES

     Ehrhardt Keefe Steiner & Hottman PC's fees for tax preparation  services to the Company for 2003 were approximately $8,800. Ehrhardt Keefe Steiner & Hottman
PC's fees for all other  services  to the  Company  for 2003 were  approximately
$3,200.

                             AUDIT COMMITTEE REPORT

     The  Audit  Committee  of  the  Board  of  Directors  is  composed  of  two non-employee  directors of the Company.  All members are  independent as defined under the NASDAQ  Marketplace  Rules.  The  Committee  held two meetings  during fiscal year 2003. The Audit  Committee  operates under a written charter adopted by the Company's Board of Directors.

     In  connection  with the March 31,  2003  financial  statements,  the Audit
Committee has (1) reviewed and discussed the audited  financial  statements with management;  (2) discussed with the independent auditors the matters required to be discussed by SAS 61; (3) received the written disclosures and the letter from the independent  accountants  required by Independence  Standards Board Standard
No. 1, and (4) discussed with the independent accountant their independence.

     Based on the review and discussions  referred to above, the Audit Committee recommended to the Board of Directors that the Audited  financial  statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended
March 31, 2003 for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                          H. Stuart Campbell, Chairman
                                Michael T. Brooks

                    PROPOSALS OF SHAREHOLDER FOR PRESENTATION
                     AT NEXT ANNUAL MEETING FOR SHAREHOLDERS

     Any  shareholder  of record of the  Company  who desires to submit a proper proposal  for  inclusion  in the proxy  materials  relating  to the next  Annual
Meeting of  Shareholders  must do so in writing  and it must be  received at the
Company's  principal  executive  offices by the end of the fiscal year March 31,
2004. The proponent must be a record or beneficial owner entitled to vote at the next Annual  Meeting on his  proposal  and must  continue  to own such  security entitling him to vote through the date on which the Meeting is held.

                                  ANNUAL REPORT

     The Annual Report to Shareholders  concerning the operations of the Company during the  fiscal  year  ended  March 31,  2003,  including  audited  financial statements for the year then ended,  has been  distributed to all record holders as of the  record  date.  The  Annual  Report is not  incorporated  in the Proxy
Statement and is not to be considered a part of the soliciting material.

                                 OTHER BUSINESS

     Management  of the  Company  is not  aware of any  matters  which are to be presented  at the  Meeting,  nor has it been  advised  that other  persons  will present any such matters.  However,  if other  matters  properly come before the meeting,  the  individual  named in the  accompanying  proxy  shall vote on such matters in accordance with his best judgement.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

     UPON WRITTEN REQUEST,  THE COMPANY WILL PROVIDE,  WITHOUT CHARGE, A COPY OF
ITS ANNUAL  REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31,  2003,  TO
EACH  SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED COMMON STOCK OF THE
COMPANY  LISTED IN THE NAME OF A BANK OR  BROKER,  AS  NOMINEE,  AT THE CLOSE OF
BUSINESS ON OCTOBER 24, 2003.  ANY REQUEST BY A  SHAREHOLDER  FOR THE  COMPANY'S
ANNUAL REPORT ON FORM 10-KSB SHOULD BE MAILED TO THE COMPANY'S  SECRETARY,  MESA
LABORATORIES, INC., 12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO 80228.

The  above  notice  and  Proxy  Statement  are  sent by  order  of the  Board of
Directors.

                        Steven W. Peterson
                        Secretary

October 27, 2003

                                   APPENDIX A

                      CHARTER OF THE AUDIT COMMITTEE OF THE
                             MESA LABORATORIES, INC.
                               BOARD OF DIRECTORS

      The Audit Committee (the "Committee") assists the Board of Directors (the "Board") of
Mesa Laboratories, Inc. (the "Company") in fulfilling its responsibilities as to the quality and integrity of the Company's financial records and reports.  The Committee's purpose is to prepare the report that rules of the Securities and Exchange Commission
("SEC") require be included in the Company's annual proxy statement and to assist Board oversight of:

o    the integrity of the Company's financial statements;

o    the Company's compliance with legal and regulatory requirements;

o    the independent auditor's qualifications and independence; and

o    the  performance of the Company's  internal audit function and  independent auditors.

                                  ORGANIZATION

     The Committee shall be composed of members of the Board who are independent of the Company's  management and are not affiliates of the Company or any of its subsidiaries. No Committee member may receive any consulting,  advisory or other fees from the company  other than  director  and  committee  fees.  No Committee member may  simultaneously  serve on the audit  Committee of more than two other public company audit committees.  Each Committee member must be able to dedicate the time necessary to be an effective  Committee  member.  All Committee members must be  financially  literate,  and the  Committee  will attempt to maintain at least one  member  who will have  accounting  or  related  financial  management expertise and will be a "financial expert" as defined by the SEC. Such financial expert must have an understanding of generally  accepted  accounting  principles
("GAAP") and financial statements,  experience in the preparation or auditing of financial  statements of generally  comparable  companies and the application of such  principles in connection  with the accounting for estimates,  accruals and reserves,  experience with internal  accounting  controls and  understanding  of audit Committee functions.

     The Committee shall have at least two members and shall be appointed by the
Board, to serve an annual term.  Committee members may be replaced by the Board.
One Committee member shall be designated as the Chairperson.

     The  Chief  Financial  Officer  of  the  Company  shall  be the  member  of management to serve in a liaison capacity with respect to the Committee.  At its discretion,  the Committee shall have direct access to the independent auditors, legal counsel,  the Controller,  the internal  auditors and any other individual within the Company necessary to the Committee's discharge of its duties.

     The Company shall provide the Committee with  sufficient  funding for it to engage and retain its own advisors.

MEETINGS

     The Committee shall meet at least quarterly,  unless otherwise agreed.  The
Chair may call additional meetings whenever circumstances warrant. The Committee shall meet separately,  periodically, with management, the internal auditors (or other personnel responsible for the internal audit function) and the independent auditors. A quorum for meeting shall be at least two members,  present in person or by telephone, and adequate notice of meetings shall be given to all members.

     Independent directors who are not Committee members may attend meetings and participate in the Committee's  deliberations.  The independent auditors as well as officers  and  employees  of the Company may be asked to attend by the Chair.
Non-Committee members may be excused from all or any portion of a meeting at the request of the Chair.

     Minutes of each meeting will be prepared and the Committee  will report the results of its meetings to the Board on a regular basis.

AUTHORITY AND SPECIFIC DUTIES

     While the Committee has the specific  responsibilities and powers set forth in this Charter,  it is not the duty of the Committee to plan or conduct  audits or to determine  that the Company's  financial  statements and  disclosures  are complete and accurate and are in accordance with generally  accepted  accounting principles and applicable rules and regulations.  These are the responsibilities of management and the independent auditors.

      The Committee is granted the authority to perform each of the specific duties enumerated below:

Independent Audit
-----------------

1.   Establish  a  clear  understanding  with  management  and  the  independent auditors that the  independent  auditors are ultimately  accountable to the
     Board and the Committee, as representatives of the Company's shareholders.

2.   Select the  independent  auditing  firm to be engaged to conduct the annual audit of the financial  statements of the Company and its  subsidiaries for the ensuing year.

3.   Approve the  compensation  of the  independent  auditors  for their  annual examination and quarterly reviews, examine the contents of their engagement letter and approve and oversee all auditing  services to be provided to the
     Company.

4.   At least annually,  obtain and review a report by the independent  auditors describing  (a) the firm's  internal  quality-control  procedures,  (b) any material issues raised by the most recent internal  quality-control  review or  peer  review  of  the  firm  or by  any  inquiry  or  investigation  by governmental  or professional  authorities  within the preceding five years respecting one or more independent  audits carried out by the firm, (c) any steps taken to deal with any such  issues and (d) (to assess the  auditor's independence)  all relationships  between the independent  auditors and the
     Company. Consider whether, in the interest of independence, there should be regular rotation of the audit firm. Confirm that the lead audit partner and the audit partner  responsible for reviewing the audit are rotated at least once every five years.  Present its conclusions on the foregoing matters to the Board.

5.   Review  with the  independent  auditors,  prior to the  beginning  of their audit,  the scope of their  examination  and  planning  and staffing of the audit.

6.   Meet with the independent auditors, without management present, and inquire as to:

     o    whether  there were any audit  problems  or  difficulties  encountered during  their  audit,  including  any  restrictions  on the  scope  of activities  or  access  to  requested  information,  and  management's response;

     o    whether there were  accounting  or  disclosure  issues not resolved to their satisfaction; and

     o    whether  there were any other  matters  (including  matters  affecting their  independence)  that should be discussed with the Committee that have not been raised or covered elsewhere.

7.   Report  the  results  of the audit to the Board and,  if the  Committee  is satisfied with all of its reviews and discussions, recommend that the audit financial  statements  are included in the Annual Report on Form 10-K filed with the SEC.

8.   Obtain from the independent  auditors an annual written  communication that is prepared in accordance with Standard No.1 of the Independence  Standards
     Board  delineating all  relationships of the independent  auditors with the
     Company  as well as the  nature  and  extent of the  professional  advisory services provided to the Company.

9.   Resolve any disagreements between the independent auditors and management.

10.  Review and evaluate the independent auditors' qualifications,  independence and  performance,  including a review and evaluation of the lead partner of the auditor,  taking into account the  opinions of Company  management  and personnel  responsible for the Company's  internal audit function,  and, if necessary, terminate and replace the independent auditor.

                      Interim and Annual Financial Reports

11.  Review and discuss the Company's  interim and annual  financial  statements with  management  and the  independent  auditors,  including  the Company's disclosures  under  "Management's  Discussion  and  Analysis  of  Financial
     Condition and Results of Operations."

12.  Generally  discuss  earnings and press releases,  including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and  earnings  guidance  provided  to  analysts  and rating  agencies.  The
     Committee  need not  discuss  in  advance  each  earnings  release  or each instance in which the Company provides earning guidance.

13.  Discuss  with the  independent  auditors the results of their review of the
     interim   financial  results  in  accordance  with  Statement  on  Auditing
     Standards No. 100, such that the results are communicated:

     o    Prior to the filing with the SEC of the Company's  Quarterly Report on
          Form 10-Q; and

     o    Either to all members of the Committee or the Chair of the Committee.

14.  Discuss with outside  counsel and other members of management the substance of any  significant  litigation,  contingencies  or claims that had, or may have, a significant impact on the financial statements.

15.  Obtain timely reports from the independent auditors regarding:

     o    The  appropriateness  and  consistent  application  of  the  Company's critical accounting policies and practices;

     o    All  alternative  treatments of financial  information  with generally accepted  accounting  principles  discussed  between  the  independent auditors  and  management,  the  ramifications  of  the  use  of  such
          alternative   treatments  and  the  independent   auditors'  preferred
          treatment;

     o    The reasonableness of significant estimates and judgments;

     o    The clarity and  completeness  of the Company's  financial  disclosure practices;

     o    Any other  material  written  communication  between the  auditors and management,  such as any  management  letter or schedule of unadjusted differences; and

     o    Discuss with management and the independent  auditors the quality, not just acceptability, of the Company's accounting principles.

                                Internal Controls

16.  Review and discuss  the  activities  of  management  to provide  reasonable assurance as to the adequacy and  effectiveness  of the Company's  internal accounting and financial controls,  including those related to the security of its information systems and risk assessment and risk management.

17.  Review  the   independent   auditors'   letter  to  management   containing
     suggestions  for  improvements  in  the  Company's   accounting   policies,
     procedures  and  internal  controls,  and  ascertain  that  management  has adequately responded to the letter.

18.  Review the  appointment  and  replacement of the senior  internal  auditing executive.

19.  Receive quarterly reports from management on the Company's risk exposure to floating rate debt, and review the terms and market value of all derivative instruments used to manage interest rate and other financial risk.

20.  Obtain reports from  management,  the Company's  senior  internal  auditing executive and  independent  auditors that the Company and its  subsidiaries are in compliance  with  applicable  laws and  regulations,  as well as the
     Company's  code  of  Business  Conduct  and  Ethics.   Review  reports  and
     disclosures of insider and affiliated party transactions.

                                      Other

21.  Pre-approve  all  non-audit  services  to be provided to the Company by the independent  auditors and confirm that such services are not  prohibited by law or the  rules of The  NASDAQ  Stock  Market  and are  disclosed  in the
     Company's SEC filings.

22.  Engage any outside  advisors that the Committee  determines to be necessary or appropriate  and approve the  compensation  and other retention terms of such advisors.

23.  Review the adequacy of the  professional  qualifications  of the  Company's accounting  personnel and assess  succession  planning within the Company's accounting organization.

24.  Establish  hiring  policies  for  employees  and  former  employees  of the independent  auditors.  Confirm that within the year preceding the start of each year's audit,  none of the Company's Chief Executive  Officers,  Chief
     Financial  Officer,  Controller,  Chief  Accounting  Officer  or any person serving in an  equivalent  position  for the  Company  was  employed by the auditors or participated in any capacity in the Company's audit.

25.  Receive explanations from management or the independent auditors of changes in, or adoption  of,  accounting  principles  and  reporting  and  auditing standards  that  have  had,  or  may  have,  an  effect  on  the  financial statements.

26.  Review the Company's major financial exposures and the steps management has taken to monitor and control such  exposures,  including the Company's risk assessment and risk management policies.

27.  Review the  effect of  regulatory  and  accounting  initiatives  as well as off-balance sheet structures on the Company's financial statements.

28.  Receive  briefings on other  accounting and financial  matters on a regular basis to expand each member's knowledge of matters impacting the Company.

29.  Provide  oversight and review of the Company's asset  management  policies,
     including   annual  review  of  the  Company's   investment   policies  and
     performance for cash and short-term investments.

30.  Review  and  approve  all  related  party   transactions   and  review  all
     disclosures of such transactions.

31.  Investigate  any other matter brought to the Committee's  attention  within the scope of its duties and retain  outside legal counsel and other experts for this purpose if, in the Committee's judgment, that is appropriate.

32.  Obtain from the  independent  auditors  assurance  that  Section 10A of the
     Securities Exchange Act of 1934 has not been implicated

33.  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting,  internal accounting controls or auditing matters and the confidential,  anonymous  submission by Company
     employees  of  concerns  regarding  questionable   accounting  or  auditing
     matters.

34.  Review and reassess  this  charter as  circumstances  dictate,  but no less frequently than annually.

35.  Review and evaluate its performance at least annually.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                             MESA LABORATORIES, INC.
                      TO BE HELD FRIDAY, DECEMBER 12, 2003

     The  undersigned  hereby appoints Luke R. Schmieder as the lawful agent and
Proxy of the  undersigned  (with all powers  the  undersigned  would  possess if personally present, including full power of substitution), and hereby authorizes him to represent  and to vote,  as  designated  below,  all the shares of Common
Stock of Mesa  Laboratories,  Inc. held of record by the  undersigned  as of the close of business on October 24, 2003, at the Annual Meeting of  Shareholders to
be held on  Friday,  December  12,  2003,  or any  adjournment  or  postponement thereof.

1.    ELECTION OF DIRECTORS

      |_| FOR all nominees listed below                  |_| WITHHOLD AUTHORITY
          (except as marked to the contrary below)           (to vote for all nominees listed below)

   L. Schmieder, P. Duke, H.S. Campbell, M. Brooks

(INSTRUCTION:  To  withhold  authority  to vote  for  any  nominees,  write  the nominees' names on the space provided below.)

--------------------------------------------------------------------------------

2.   In his  discretion,  the Proxy is authorized to vote upon any matters which may properly come before the Meeting,  or any  adjournment or  postponement thereof.

     It is understood that when properly  executed,  this proxy will be voted in the manner directed herein by the  undersigned  shareholder.  WHERE NO CHOICE IS
SPECIFIED  BY THE  SHAREHOLDER,  THE  PROXY  WILL BE VOTED FOR THE  ELECTION  OF
DIRECTORS PROPOSED IN ITEM (1).

     The undersigned  hereby revokes all previous proxies relating to the shares covered  hereby and  confirms all that said proxy or his  substitutes  may do by virtue hereof.

     Please  sign  exactly as name  appears  below.  When  shares are held joint tenants,  both should sign. When signing as attorney,  executor,  administrator, trustee or guardian,  please give full title as such. If a  corporation,  please sign in full  corporate  name by President  or other  authorized  officer.  If a partnership, please sign in partnership name by authorized person.

Dated: ____________________                     _____________________________________________
                                                Signature

                                                _____________________________________________
                                                Signature if held jointly

                                                PLEASE MARK, SIGN, DATE AND RETURN
                                                THE PROXY CARD PROMPTLY USING THE
                                                      ENCLOSED ENVELOPE

|_| PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING.